UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 5, 2010 (September 30, 2010)

MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-156059
(Commission File No.)

16225 Park Ten Place, Suite 500
Houston, TX 77084
(Address of principal executive offices and Zip Code)

(281) 994-4187
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECATION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 30, 2010, the company received a written letter of resignation from Marco Rodriguez, resigning from the Board of Directors, effective September 30, 2010.  His resignation was not as a result of any disagreement with the Company.

On October 5, 2010, the company received a written letter of resignation from V. Scott Vanis, resigning his positions as Secretary and Treasurer, effective October 5, 2010.  His resignation was not as a result of any disagreement with the Company.  Also, on October 5, 2010, Sam Messina III was appointed Secretary, Treasurer and a Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of October, 2010.

MINERCO RESOURCES, INC.

BY:	V. SCOTT VANIS
V. Scott Vanis
President, Principal Executive Officer and a member of the Board of Directors